UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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SCHEDULE 14A

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Information Required in Proxy Statement
Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

GreenVision Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROXY
FOR THE SPECIAL MEETING OF STOCKHOLDERS
OF
GREENVISION ACQUISITION CORP.

TO BE HELD ON AUGUST 11, 2021

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned stockholder of GreenVision Acquisition Corp., a Delaware corporation (“GVAC”), hereby appoints Zhigeng Fu and Qi Ye (the “Proxies”), or either of them, with the full power and authority to act as proxy of the undersigned and with full power of substitution, to vote all common stock of GVAC (the “Common Stock”) which the undersigned may be entitled to vote at the special meeting of stockholders of GVAC to be held on August 11, 2021 at 11:00 a.m., Eastern time, virtually at https://www.cstproxy.com/greenvisionacquisition/sm2021 (the “special meeting”), and at any adjournments or postponements thereof. Such shares of Common Stock shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxies’ discretion on such other matters as may properly come before the special meeting or any adjournment or postponement thereof

The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting.

THE SHARES OF COMMON STOCK REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL. PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on August 11, 2021: This notice of meeting and the accompany Proxy Statement are available at https://www.cstproxy.com/greenvisionacquisition/sm2021.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4, 5 and 6.

PROPOSAL 1: To approve the Merger Agreement and Plan of Reorganization, dated as of February 8, 2021 (as amended, the “Merger Agreement”) by and among GVAC, Helbiz, Inc. (“Helbiz”) and GreenVision Merger Sub Inc. (the “Merger Sub”), as amended by the First Amendment to the Merger Agreement, and the transactions contemplated thereby, (collectively referred to as the “Business Combination”). This proposal is referred to as the “Business Combination Proposal” or “Proposal No. 1.”

☐ FOR	☐ AGAINST	☐ ABSTAIN

PROPOSAL 2: To approve amendments to the Amended and Restated Certificate of Incorporation, which includes, among other things, changing GVAC’s corporate name to “Helbiz, Inc.” and reclassifying our authorized shares of Common Stock into Class A common stock and Class B common stock, which we refer to as the “Charter Amendment Proposal” or “Proposal No. 2.”

☐ FOR	☐ AGAINST	☐ ABSTAIN

PROPOSAL 3: To approve the GreenVision Acquisition Corp. 2021 Omnibus Incentive Plan. This proposal is referred to as the “Equity Plan Adoption Proposal” or “Proposal No. 3.”

☐ FOR	☐ AGAINST	☐ ABSTAIN

PROPOSAL 4:  To approve the issuance of more than 20% of the issued and outstanding common stock of GVAC pursuant to the terms of the Merger Agreement and the PIPE Investment as required by Listing Rules 5635(a)(b) and (d) of the Nasdaq Capital Market. This proposal is referred to as the “Nasdaq 20% Proposal” or “Proposal No. 4.”

☐ FOR	☐ AGAINST	☐ ABSTAIN

PROPOSAL 5:  To consider and vote upon a proposal to elect five directors to serve on our Board until the annual meeting of stockholders to be held in 2022, and until their respective successors are duly elected and qualified. This proposal is referred to as the “Director Election Proposal” or “Proposal No. 5.”;

Nominees:

01     Salvatore Palella

02     Giulio Profumo

03     Lee Stern

04     Guy Adami

05     Kimberly L. Wilford

☐ FOR	☐ WITHHOLD ALL	☐ WITHHOLD ALL EXCEPT

To withhold authority to vote for any individual nominee(s), mark “Withhold All Except” and write the number(s) of the nominees on the line below

PROPOSAL 6: To approve the adjournment of the special meeting, if necessary or advisable, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals in the event GVAC does not receive the requisite stockholder vote to approve one or more of the other proposals. This proposal is called the “Adjournment Proposal” or “Proposal No. 6.”

☐ FOR	☐ AGAINST	☐ ABSTAIN

IN THEIR DISRETION THE PROXIES ARE AUTHORIZED AND EMPOWERED TO VOTE UPON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF SHAREHOLDERS AND ALL CONTINUATIONS, ADJOURNMENTS OR POSTPONEMENTS THEREOF.

This proxy is revocable and the undersigned may revoke it at any time prior to the Special Meeting of Stockholders by giving written notice of such revocation prior to the Special Meeting of Stockholders or by filing prior to the Special Meeting of Stockholders a later-dated proxy. Should the undersigned be present and want to vote in person at the Special Meeting of Stockholders, or at any postponement or adjournment thereof, the undersigned may revoke this proxy by giving written notice of such revocation.

To change the address on your account, please check the box and indicate your new address in the address space below ☐

STOCKHOLDER’S SIGNATURE

Signature of Stockholder	Date
Address

Signature of Stockholder	Date
Address

Note: Please sign exactly as your names appear on this proxy. When Common Stock is held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

IMPORTANT: PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!